EXECUTION COPY

                             ASSIGNMENT AND ASSUMPTION AGREEMENT

        ASSIGNMENT AND ASSUMPTION  AGREEMENT,  dated as of June 28, 2005, between  Residential
Funding  Corporation,   a  Delaware  corporation  ("RFC")  and  Residential  Asset  Securities
Corporation, a Delaware corporation (the "Company").

                                           RECITALS

        A.     RFC has  entered  into  seller  contracts  ("Seller  Contracts")  with  certain sellers and servicers.

        B.     The Company wishes to purchase from RFC certain  Mortgage Loans (as hereinafter defined) originated pursuant to the Seller Contracts with respect thereto.

        C.     The Company, RFC, as master servicer,  and U.S. Bank National  Association,  as trustee (the  "Trustee"),  are entering  into a Pooling and  Servicing  Agreement  dated as of
June 1, 2005 (the "Pooling and  Servicing  Agreement"),  pursuant to which the Trust  proposes to issue Home Equity Mortgage  Asset-Backed  Pass-Through  Certificates,  Series 2005-KS6 (the
"Certificates")   consisting  of  twenty-one  classes  designated  as  Class A-1,   Class A-2,
Class A-3,  Class A-4,  Class M-1,  Class M-2,  Class M-3,  Class M-4,  Class M-5,  Class M-6,
Class M-7,  Class M-8,  Class M-9,  Class M-10,  Class M-11,  Class B-1, Class B-2, Class B-3,
Class SB, Class R-I and Class R-II  representing  beneficial  ownership  interests solely in a trust fund  consisting  primarily of a pool of  adjustable  and fixed rate one-to  four-family first lien  mortgage  loans  identified  on Exhibit F to the Pooling and  Servicing  Agreement
(the "Mortgage Loans").

        D.     In connection with the purchase of the Mortgage Loans,  the Company will assign to RFC the Class R-I and Class R-II Certificates (the "Retained Certificates").

        E.     In connection  with the purchase of the Mortgage  Loans and the issuance of the
Certificates,  RFC wishes to make certain  representations  and  warranties to the Company and to assign  certain of its rights under the Seller  Contracts  to the Company,  and the Company
wishes to assume certain of RFC's obligations under the Seller Contracts.

        F.     The  Company and RFC intend  that the  conveyance  by RFC to the Company of all its right,  title and interest in and to the Mortgage Loans  pursuant to this Agreement  shall constitute a purchase and sale and not a loan.

        NOW THEREFORE,  in  consideration  of the recitals and the mutual  promises herein and other good and valuable consideration, the parties agree as follows:

1.      All  capitalized  terms used but not defined  herein shall have the meanings  assigned thereto in the Pooling and Servicing Agreement.

2.      Concurrently  with the  execution  and  delivery  hereof,  RFC  hereby  assigns to the
Company  without  recourse all of its right,  title and interest in and to the Mortgage Loans, including all interest and principal  received on or with respect to the Mortgage  Loans after the Cut-off Date (other than payments of principal  and interest due on the Mortgage  Loans in
June 2005).  In  consideration  of such  assignment,  RFC will receive  from the  Company,  in
immediately   available   funds,  an  amount  equal  to   $619,425,843.50   and  the  Retained
Certificates.  In connection with such assignment and at the Company's  direction,  RFC has in respect of each  Mortgage  Loan  endorsed the related  Mortgage Note (other than any Destroyed
Mortgage  Note,  hereinafter  defined) to the order of the Trustee and delivered an assignment of mortgage  in  recordable  form to the Trustee or its agent.  A  "Destroyed  Mortgage  Note"
means a Mortgage Note the original of which was permanently lost or destroyed.

        The  Company  and RFC  intend  that the  conveyance  by RFC to the  Company of all its right,  title and interest in and to the Mortgage  Loans  pursuant to this Section 2 shall be, and be construed as, a sale of the Mortgage Loans by RFC to the Company.  It is, further,  not intended  that such  conveyance  be deemed to be a pledge of the Mortgage  Loans by RFC to the
Company  to  secure a debt or other  obligation  of RFC.  Nonetheless  (a) this  Agreement  is intended  to be and  hereby  is  deemed to be a  security  agreement  within  the  meaning  of
Articles 8 and 9 of the Minnesota Uniform  Commercial Code and the Uniform  Commercial Code of
any other applicable  jurisdiction;  (b) the conveyance  provided for in this Section shall be deemed  to be a grant by RFC to the  Company  of a  security  interest  in all of RFC's  right
(including  the power to convey  title  thereto),  title and  interest,  whether  now owned or hereafter  acquired,  in and to (A) the  Mortgage  Loans,  including the Mortgage  Notes,  the
Mortgages,  any related  insurance  policies and all other  documents in the related  Mortgage
Files,  (B) all  amounts  payable  pursuant to the Mortgage Loans in accordance with the terms thereof and (C) any and all general  intangibles  consisting  of,  arising from or relating to any of the foregoing,  and all proceeds of the conversion,  voluntary or  involuntary,  of the
foregoing  into  cash,  instruments,   securities  or  other  property,   including,   without
limitation,  all amounts from time to time held or invested in the Certificate  Account or the
Custodial  Account,  whether in the form of cash,  instruments,  securities or other property;
(c) the  possession  by the  Trustee,  the  Custodian  or any other  agent of the  Trustee  of
Mortgage  Notes or such other items of  property as  constitute  instruments,  money,  payment intangibles,  negotiable  documents,  goods, deposit accounts,  letters of credit,  advices of credit,  investment property,  certificated  securities or chattel paper shall be deemed to be
"possession  by the secured  party," or  possession  by a purchaser or a person  designated by such  secured  party,  for  purposes  of  perfecting  the  security  interest  pursuant to the
Minnesota  Uniform  Commercial Code and the Uniform  Commercial  Code of any other  applicable jurisdiction  (including without  limitation,  Sections 8-106,  9-313 and 9-106 thereof);  and
(d) notifications  to  persons  holding  such  property,  and  acknowledgments,   receipts  or
confirmations  from  persons  holding  such  property,  shall be deemed  notifications  to, or acknowledgments,  receipts or confirmations from, financial intermediaries,  bailees or agents
(as  applicable)  of the Trustee for the purpose of perfecting  such security  interest  under applicable  law.  RFC  shall,  to  the  extent  consistent  with  this  Agreement,  take  such reasonable  actions as may be  necessary  to ensure  that,  if this  Agreement  were deemed to create a security  interest in the  Mortgage  Loans and the other  property  described  above, such security  interest would be deemed to be a perfected  security interest of first priority under  applicable law and will be maintained as such  throughout  the term of this  Agreement.
Without  limiting  the  generality  of the  foregoing,  RFC shall  prepare  and deliver to the
Company not less than 15 days prior to any filing date,  and the Company  shall file, or shall
cause  to  be  filed,  at  the  expense  of  RFC,  all  filings   necessary  to  maintain  the
effectiveness  of any  original  filings  necessary  under the Uniform  Commercial  Code as in effect in any  jurisdiction  to perfect  the  Company's  security  interest  in or lien on the
Mortgage Loans including without limitation  (x) continuation  statements,  and (y) such other statements  as may be  occasioned  by (1) any  change of name of RFC or the  Company,  (2) any change of  location  of the  state of  formation,  place of  business  or the chief  executive office of RFC, or (3) any transfer of any interest of RFC in any Mortgage Loan.

3.      Concurrently  with the execution and delivery  hereof,  the Company  hereby assigns to
RFC  without  recourse  all  of  its  right,  title  and  interest  in  and  to  the  Retained
Certificates  as part of the  consideration  payable to RFC by the  Company  pursuant  to this
Agreement.

4.      RFC  represents  and warrants to the Company,  with respect to each Mortgage Loan that on the  date of  execution  hereof  (or,  if  otherwise  specified  below,  as of the  date so specified),

(i)     Immediately  prior to the delivery of the Mortgage Loans to the Company,  RFC had good title to, and was the sole owner of, each  Mortgage  Loan free and clear of any  pledge,  lien or security  interest  (other than  (a) rights  to  servicing  and related  compensation,  and
(b) any  senior  lien  relating to a Mortgage  Loan listed on Schedule A attached  hereto (the
"Junior  Lien  Mortgage  Loans")  and had full  right and  authority  to sell and  assign  the
Mortgage Loans pursuant to this Agreement.

(ii)    The proceeds of the Mortgage Loan have been fully  disbursed,  there is no requirement for future  advances  thereunder and any and all  requirements as to completion of any on-site or off-site  improvements and as to disbursements of any escrow funds therefor  (including any escrow funds held to make Monthly  Payments  pending  completion  of such  improvements)  have been complied  with.  All costs,  fees and expenses  incurred in making,  closing or recording the Mortgage Loans were paid.

(iii)   The Mortgagor  (including any party secondarily liable under the Mortgage File) has no right of set-off,  defense,  counterclaim  or right of  rescission  as to any  document in the
Mortgage File except as may be provided under the Relief Act.

(iv)    RFC and any other  originator,  servicer or other previous owner of each Mortgage Loan has  obtained  all licenses and  effected  all  registrations  required  under all  applicable local, state and federal laws,  regulations and orders,  including without limitation truth in lending and  disclosure  laws,  necessary to own or originate the Mortgage  Loans (the failure to obtain such  licenses or to comply with such laws,  regulations  and orders would make such
Mortgage Loans void or voidable).

(v)     A policy of title  insurance,  in the form and amount that is in  material  compliance with the Program  Guide,  was effective as of the closing of each Mortgage  Loan, is valid and binding,  and remains in full force and effect except for Mortgaged  Properties located in the
State of Iowa  where an  attorney's  certificate  has been  provided  in  accordance  with the
Program  Guide.  No claims have been made under such title  insurance  policy and no holder of the related  mortgage,  including  RFC, has done or omitted to do anything  which would impair the coverage of such title insurance policy.

(vi)    Each  Mortgage  Loan is a valid  and  enforceable  first  lien  (or in the case of the
Junior Lien Mortgage  Loans,  junior lien) on the Mortgaged  Property  subject only to (1) the lien of nondelinquent current real property taxes and assessments,  (2) covenants,  conditions and restrictions,  rights of way,  easements and other matters of public record as of the date of recording of such  Mortgage,  such  exceptions  appearing  of record  being  acceptable  to mortgage  lending  institutions  generally or specifically  reflected in the appraisal made in connection with the origination of the related  Mortgage Loan, and (3) other  matters to which like  properties are commonly  subject that do not  materially  interfere with the benefits of the security intended to be provided by such Mortgage.

(vii)   All  improvements  which were  considered in  determining  the Appraised  Value of the
Mortgaged  Property lie wholly within the  boundaries  and the building  restriction  lines of the Mortgaged Premises,  or the policy of title insurance  affirmatively  insures against loss or damage by reason of any violation,  variation,  encroachment or adverse  circumstance  that either is disclosed or would have been disclosed by an accurate survey.

(viii)  There are no  delinquent  tax or  delinquent  assessment  liens  against  the  related
Mortgaged  Property,  and there are no mechanic's  liens or claims for work, labor or material or any other liens  affecting such Mortgaged  Property which are or may be a lien prior to, or equal with,  the lien of the  Mortgage  assigned to RFC,  except  those liens that are insured against by the policy of title insurance and described in (v) above.

(ix)    Each  Mortgaged  Property  is free of  material  damage  and is in good  repair and no notice of condemnation has been given with respect thereto.

(x)     The  improvements  upon the  Mortgaged  Property are insured  against loss by fire and other hazards as required by the Program Guide,  including  flood  insurance if required under the National  Flood  Insurance  Act of 1968, as amended.  The Mortgage  requires the Mortgagor to maintain  such  casualty  insurance  at the  Mortgagor's  expense,  and on the  Mortgagor's failure  to do so,  authorizes  the  holder  of the  Mortgage  to  obtain  and  maintain  such insurance at the Mortgagor's expense and to seek reimbursement therefore from the Mortgagor.

(xi)    The  appraisal  was made by an  appraiser  who meets the  minimum  qualifications  for appraisers as specified in the Program Guide.

(xii)   Each Mortgage Note and Mortgage  constitutes a legal,  valid and binding obligation of the  Mortgagor  enforceable  in  accordance  with its terms  except as limited by  bankruptcy, insolvency or other similar laws affecting generally the enforcement of creditors' rights.

(xiii)  Each Mortgage Loan is covered by a standard hazard insurance policy.

(xiv)   The  information set forth on the Mortgage Loan Schedule with respect to each Mortgage
Loan is true  and  correct  in all  material  respects  as of the  date or  dates  which  such information is furnished.

(xv)    As of the  Cut-off  Date,  none of the  Mortgage  Loans are  Delinquent  in payment of principal  or  interest  by 30 days  or  more.  For the  purposes  of  this  representation  a
Mortgage Loan is considered  Delinquent if a Subservicer  or the Master  Servicer has made any advances on the Mortgage Loan that have not been  reimbursed  out of payments by the mortgagor or on the  mortgagor's  behalf from a source other than a  Subservicer,  a Seller,  the Master
Servicer or an affiliated entity of either.

(xvi)   Approximately  0.1% of the  Mortgage  Loans with  Loan-to-Value  Ratios,  or  combined
Loan-to-Value  Ratios with respect to Junior Lien Loans,  at  origination in excess of 80% are insured by a borrower-paid, primary mortgage insurance policy.

(xvii)  The  weighted  average  Loan-to-Value  Ratio with respect to the  Mortgage  Loans,  by outstanding principal balance at origination, is 81.1%.

(xviii) No more than  approximately  0.3% of the  Mortgage  Loans,  by  outstanding  principal balance as of the  Cut-off  Date,  are located in any one zip code area in  Virginia.  No more than  approximately  0.3% of the Mortgage  Loans by  outstanding  principal  balance as of the
Cut-off Date are located in any one zip code area outside of Virginia.

(xix)   All of the Mortgage  Loans that are  adjustable-rate  loans will adjust  semi-annually based on Six-Month  LIBOR.  Each of the  Mortgage  Loans that are  adjustable-rate  loans will adjust on the Adjustment  Date  specified in the related  Mortgage Note to a rate equal to the sum  (rounded as  described in the related  Mortgage  Note) of the related  Index and the Note
Margin set forth in the related  Mortgage Note,  subject to the  limitations  described in the
Prospectus  Supplement,  and each Mortgage Loan has an original term to maturity from the date on which the first monthly  payment is due of not more than  approximately  30 years.  On each
Adjustment  Date,  the Mortgage  Rate on each Mortgage  Loan that is an  adjustable-rate  loan will be adjusted to equal the related  Index plus the related  Gross  Margin,  subject in each case to the Periodic Rate Cap, the Mortgage  Rate and the Minimum  Mortgage  Rate.  The amount of the  monthly  payment  on each  Mortgage  Loan  that  is an  adjustable-rate  loan  will be adjusted  on the first  day of the month  following  the  month in which the  Adjustment  Date occurs to equal the amount necessary to pay interest at the  then-applicable  Mortgage Rate to fully  amortize the  outstanding  principal  balance of such  Mortgage Loan over its remaining term to stated maturity.  No Mortgage Loan is subject to negative amortization.

(xx)    With respect to each Mortgage  constituting a deed of trust, a trustee, duly qualified under  applicable law to serve as such,  has been properly  designated and currently so serves and is named in such  Mortgage,  and no fees or  expenses  are or will  become  payable by the holder of the  Mortgage  Loan to the  trustee  under the deed of trust,  except in  connection with a trustee's sale after default by the Mortgagor.

(xxi)   Approximately 10.7% of the Mortgaged  Properties (by outstanding  principal balance as of the Cut-off Date),  are units in detached  planned unit  developments.  Approximately  2.0%
of the Mortgaged  Properties (by outstanding  principal  balance as of the Cut-off Date),  are units in attached planned unit developments.  Approximately  0.7% of the Mortgaged  Properties
(by  outstanding  principal  balance  as of  the  Cut-off  Date),  are  units  in  townhouses.
Approximately  1.7% of the Mortgaged  Properties (by outstanding  principal  balance as of the
Cut-off  Date) are  units in  manufactured  housing  developments.  Approximately  3.6% of the
Mortgaged  Properties  (by  outstanding  principal  balance  as  of  the  Cut-off  Date),  are condominium units.  Each Mortgaged Property is suitable for year-round occupancy.

(xxii)  Approximately 95.2% of the Mortgaged  Properties (by outstanding  principal balance as of the Cut-off  Date) are  secured by the owner's  primary  residence.  Approximately  1.7% of the  Mortgaged  Properties  (by  outstanding  principal  balance as of the  Cut-off  Date) are secured by the  owner's  second or vacation  residence.  Approximately  3.0% of the  Mortgaged
Properties  (by  outstanding  principal  balance  as of the  Cut-off  Date) are  secured  by a non-owner occupied residence.

(xxiii) Approximately 78.2% of the Mortgaged  Properties (by outstanding  principal balance as of the Cut-off Date), are secured by detached  one-family  dwelling units.  Approximately 3.1%
of the Mortgaged  Properties (by outstanding  principal  balance as of the Cut-off Date),  are secured by two- to four-family dwelling units.

(xxiv)  The average  outstanding  principal  balance of the Mortgage Loans at origination  was approximately  $148,884.  No Mortgage  Loan at  origination  had a  principal  balance of less than $12,000 or more than $700,000.

(xxv)   As of the Cut-off Date, all Mortgage Rate  adjustments on the Mortgage Loans that have reached  an  Adjustment  Date  have  been done in  accordance  with the  terms of the  related
Mortgage Note.

(xxvi)  Any  escrow  arrangements  established  with  respect  to  any  Mortgage  Loan  are in compliance  with all applicable  local,  state and federal laws and are in compliance with the terms of the related Mortgage Note.

(xxvii) Except as  otherwise  specifically  set forth  herein,  there is no  default,  breach, violation or event of  acceleration  existing under any Mortgage Note or Mortgage and no event which,  with notice and  expiration of any grace or cure period,  would  constitute a default, breach,  violation or event of acceleration,  and no such default,  breach, violation or event of  acceleration  has been waived by RFC or by any other  entity  involved in  originating  or servicing a Mortgage Loan.

(xxviii)       Each  Mortgage  Loan   constitutes   a  "qualified   mortgage"   under  Section
860G(a)(3)(A)  of the Code and Treasury  Regulation  Section  1.860G-2(a)(1),  (2),  (4), (5),
(6),  (7)  and  (9),  without  reliance  on the  provisions  of  Treasury  Regulation  Section
1.860G-2(a)(3)  or Treasury  Regulation  Section  1.860G-2(f)(2)  or any other  provision that would  allow a Mortgage  Loan to be  treated as a  "qualified  mortgage"  notwithstanding  its failure  to  meet  the  requirements  of  Section  860G(a)(3)(A)  of  the  Code  and  Treasury
Regulation Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9).

(xxix)  No more than 56.6% of the Mortgage  Loans have been  classified by RFC as Credit Grade
A4 Mortgage  Loans,  no more than 17.2% of the Mortgage  Loans have been  classified by RFC as
Credit  Grade  AX  Mortgage  Loans,  no more  than  13.4%  of the  Mortgage  Loans  have  been classified by RFC as Credit Grade AM Mortgage  Loans,  no more than 7.4% of the Mortgage Loans have  been  classified  by RFC as  Credit  Grade B  Mortgage  Loans,  no more than 3.7% of the
Mortgage  Loans have been  classified  by RFC as Credit Grade C Mortgage  Loans,  no more than
1.7% of the Mortgage Loans have been classified by RFC as Credit Grade CM Mortgage Loans,  and no more than 0.02% of the  Mortgage  Loans  have been  classified  by RFC as Credit  Grade NCA
Mortgage Loans, in each case as described generally in the Prospectus Supplement.

(xxx)   No  Mortgage  Loan  is a  graduated  payment  loan  or has a  shared  appreciation  or contingent interest feature.

(xxxi)  With  respect  to each  Mortgage  Loan,  either  (i) each  Mortgage  Loan  contains  a customary  provision for the  acceleration of the payment of the unpaid  principal  balance of the  Mortgage  Loan in the event the  related  Mortgaged  Property  is sold  without the prior consent of the  mortgagee  thereunder or (ii) the  Mortgage Loan is assumable  pursuant to the terms of the Mortgage Note.

(xxxii) No Mortgage Loan provides for deferred interest or negative amortization.

(xxxiii)       None of the Mortgage Loans are buydown Mortgage Loans.

(xxxiv) Each  Mortgaged  Property is a single  parcel of real estate with a one- to  four-unit single family residence  thereon,  a condominium unit, a manufactured  housing unit, a unit in a  townhouse,  a planned unit  development,  a leasehold  or a modular  home;  and no Mortgage
Property  consists of a mobile home or a  manufactured  housing  unit that is not  permanently affixed to its foundation.

(xxxv)  No more than  approximately  38.5% of the  Mortgage  Loans (by  outstanding  principal balance as of the Cut-off  Date),  were made to  Mortgagors  with credit  scores as  described generally in the  Prospectus  Supplement  of less than 600 excluding  Mortgagors  whose credit scores are not  available to RFC. The weighted  average of the credit  scores for the Mortgage
Loans for which Credit  Scores are  available to RFC was  approximately  612 as of the Cut-off
Date.

(xxxvi) No instrument  of release or waiver has been executed in connection  with the Mortgage
Loans,  and no  Mortgagor  has been  released,  in whole or in part  from its  obligations  in connection with a Mortgage Loan.

(xxxvii)       The weighted  average  remaining term to stated maturity of the Mortgage Loans, as of the cut-off date will be  approximately  357 months.  The weighted average original term to maturity of the Mortgage Loans, as of the cut-off date will be approximately 358 months.

(xxxviii)      None of the  Mortgage  Loans  are  subject  to the Home  Ownership  and  Equity
Protection Act of 1994 ("HOEPA").

(xxxix) To the best of RFC's knowledge,  the Subservicer for each Mortgage Loan has accurately and fully reported its borrower  credit files to each of the Credit  Repositories  in a timely manner.

(xl)    None of the proceeds of any Mortgage  Loan were used to finance the purchase of single premium credit insurance policies.

(xli)   No Mortgage  Loan has a prepayment  penalty term that extends  beyond five years after the date of origination.

(xlii)  None of the Mortgage Loans are Balloon Mortgage Loans.

(xliii) None of the  Mortgage  Loans are loans that,  under  applicable  state or local law in effect at the time of origination  of such Mortgage  Loan, are referred to as (1) "high  cost"
or  "covered"  loans  or  (2) any  other  similar  designation  if  the  law  imposes  greater restrictions or additional  legal liability for residential  mortgage loans with high interest rates, points and/or fees.

(xliv)  The  information  set  forth in the  prepayment  charge  schedule  attached  hereto as
Exhibit A (the  "Prepayment  Charge  Schedule") is complete,  true and correct in all material respects  as of the  Cut-off  Date,  and each  prepayment  charge set forth on the  Prepayment
Charge  Schedule  ("Prepayment  Charge") is enforceable  and was originated in compliance with all applicable federal, state and local laws.

(xlv)   Each  Mortgage  Loan  as of the  time  of its  origination  complied  in all  material respects with all applicable  local,  state and federal laws,  including,  but not limited to, all applicable predatory lending laws.

(xlvi)  No Mortgage Loan was  originated on or after October 1, 2002 and before March 7, 2003, which is secured by property located in the State of Georgia.

(xlvii) No Mortgage Loan is a High Cost Loan or Covered  Loan,  as  applicable  (as such terms are  defined in  Appendix E of the  Standard & Poor's  Glossary  For File  Format For  LEVELS(R)
Version 5.6b Revised  (attached  hereto as Exhibit B);  provided  that no  representation  and warranty is made in this clause  (xlvii) with  respect to 0.35% of the Mortgage  Loans and (by outstanding  principal  balance as of the Cut-off  Date),  secured by property  located in the
State of Kansas or with  respect  to 0.20% of the  Mortgage  Loans (by  outstanding  principal balance as of the Cut-off  Date),  secured by property  located in the State of West Virginia;
and provided further that no Qualified  Substitute  Mortgage Loan shall be a High Cost Loan or
Covered  Loan (as such terms are defined in Appendix E of the  Standard & Poor's  Glossary For
File  Format For  LEVELS(R)in effect on the date of  substitution),  unless the  Company  shall have  received  from S&P written  confirmation  that the  inclusion of any such  Mortgage Loan will not adversely  affect the then current  ratings  assigned to any of the  Certificates  by
S&P.

        Upon  discovery  by RFC or upon  notice from the Company or the Trustee of a breach of the foregoing  representations  and  warranties  in respect of any Mortgage  Loan, or upon the occurrence  of a Repurchase  Event (as  described in Section 5 below),  which  materially  and adversely  affects the interests of any holders of the Certificates,  the Certificate  Insurer or the Company in such Mortgage  Loan (notice of which breach or occurrence  shall be given to the Company by RFC, if it  discovers  the same),  RFC shall,  within 90 days after the earlier of its discovery or receipt of notice  thereof,  either cure such breach or  Repurchase  Event in all material  respects or, except as otherwise  provided in Section 2.04 of the Pooling and
Servicing  Agreement,  either (i) purchase such Mortgage Loan from the Trustee or the Company, as the  case may be,  at a price  equal  to the  Purchase  Price  for  such  Mortgage  Loan or
(ii) substitute  a Qualified  Substitute  Mortgage Loan or Loans for such Mortgage Loan in the manner and subject to the  limitations  set forth in Section 2.04 of the Pooling and Servicing
Agreement.  Notwithstanding  the  foregoing,  RFC  shall  not be  required  to cure  breaches,
Repurchase  Events or purchase  or  substitute  for  Mortgage  Loans as provided  above if the substance of such breach or Repurchase  Event also  constitutes  fraud in the  origination  of the  Mortgage  Loan.  If the  breach  of  representation  and  warranty  that gave rise to the obligation  to  repurchase  or  substitute a Mortgage  Loan pursuant to this Section 4 was the representation  set forth in clause  (xlv) of this  Section 4, then RFC shall pay to the Trust
Fund,  concurrently with and in addition to the remedies  provided in the preceding  sentence, an amount equal to any liability,  penalty or expense that was actually  incurred and paid out of or on behalf  of the Trust  Fund,  and that  directly  resulted  from  such  breach,  or if incurred and paid by the Trust Fund thereafter, concurrently with such payment.

5.      With respect to the Mortgage  Loans,  a repurchase  event  ("Repurchase  Event") shall have occurred if it is discovered  that, as of the date hereof,  the related Mortgage Loan was not a valid  first  lien or  junior  lien in the case of a  Junior  Lien  Loan on the  related
Mortgaged  Property  subject only to (i) the lien of real property taxes and  assessments  not yet due and payable,  (ii) covenants,  conditions, and restrictions,  rights of way, easements and other  matters of public  record as of the date of  recording  of such  Mortgage  and such other  permissible  title  exceptions  as are  listed in the  Program  Guide  and  (iii) other matters to which like  properties  are  commonly  subject  which do not  materially  adversely affect the value, use, enjoyment or marketability of the Mortgaged Property.

6.      Concurrently  with the  execution  and  delivery  hereof,  RFC  hereby  assigns to the
Company,  and the  Company  hereby  assumes,  all of RFC's  rights and  obligations  under the
Seller  Contracts  with  respect to the  Mortgage  Loans to be serviced  under the Pooling and
Servicing   Agreement,   insofar   as  such   rights   and   obligations   relate  to  (a) any
representations  and  warranties  regarding a Mortgage  Loan made by a Seller under any Seller
Contract  and any  remedies  available  under  the  Seller  Contract  for a breach of any such representations  and warranties if (i) the  substance of such breach also constitutes fraud in the origination of the Mortgage Loan or (ii) the  representation  and warranty  relates to the absence of toxic  materials or other  environmental  hazards  that could affect the  Mortgaged
Property,  or (b) the  Seller's  obligation  to deliver to RFC the  documents  required  to be contained in the Mortgage  File and any rights and remedies  available to RFC under the Seller
Contract  in  respect  of such  obligation  or in the  event of a breach  of such  obligation;
provided that,  notwithstanding  the assignment and assumption  hereunder,  RFC shall have the concurrent  right to exercise  remedies and pursue  indemnification  upon a breach by a Seller under any Seller  Contract of any of its  representations  and  warranties.  If the Company or
RFC asserts  that it is not  required  to cure  breaches  or to  purchase  or  substitute  for
Mortgage Loans under the Pooling and Servicing  Agreement  because the substance of the breach also  constitutes  fraud in the  origination of any Mortgage  Loan,  then the substance of the related  breach shall  automatically  be deemed to constitute  fraud in the  origination  of a
Mortgage Loan for purposes of clause (i) of this Section 6.

7.      RFC hereby  represents  and warrants to the Company that with respect to each Mortgage
Loan,  the  REMIC's  tax basis in each  Mortgage  Loan as of the  Closing  Date is equal to or greater than 100% of the Stated Principal Balance thereof.

8.      This  Agreement  shall inure to the benefit of and be binding upon the parties  hereto and their  respective  successors  and  assigns,  and no other  person shall have any right or obligation hereunder.

9.      RFC, as master  servicer  under the  Pooling  and  Servicing  Agreement  (the  "Master
Servicer"),  shall  not waive (or  permit a  sub-servicer  to  waive)  any  Prepayment  Charge unless:  (i) the  enforceability  thereof shall have been limited by  bankruptcy,  insolvency, moratorium,  receivership  and other  similar laws relating to  creditors'  rights  generally,
(ii)  the  enforcement  thereof  is  illegal,  or any  local,  state  or  federal  agency  has threatened  legal  action if the  prepayment  penalty is  enforced,  (iii) the  collectability thereof  shall have been limited due to  acceleration  in  connection  with a  foreclosure  or other  involuntary  payment or (iv) such waiver is standard and customary in servicing similar
Mortgage  Loans and relates to a default or a  reasonably  foreseeable  default and would,  in the reasonable  judgment of the Master  Servicer,  maximize  recovery of total proceeds taking into account the value of such  Prepayment  Charge and the related  Mortgage Loan. In no event will the Master  Servicer  waive a Prepayment  Charge in connection  with a  refinancing  of a
Mortgage  Loan that is not  related to a default or a  reasonably  foreseeable  default.  If a
Prepayment  Charge  is  waived,  but does not meet the  standards  described  above,  then the
Master Servicer is required to pay the amount of such waived  Prepayment  Charge to the holder of the Class SB  Certificates  at the time that the  amount  prepaid on the  related  Mortgage
Loan is  required  to be  deposited  into the  Custodial  Account.  Notwithstanding  any other provisions  of this  Agreement,  any  payments  made by the Master  Servicer in respect of any waived  Prepayment  Charges pursuant to this Section shall be deemed to be paid outside of the
Trust Fund and not part of any REMIC.

                            [Signatures begin on following page.]

        IN WITNESS  WHEREOF,  the parties  have entered into this  Assignment  and  Assumption
Agreement as of the date first above written.

                                            RESIDENTIAL FUNDING CORPORATION

                                            By:________________________________
                                            Name:
                                            Title:

                                            RESIDENTIAL ASSET SECURITIES CORPORATION

                                            By:________________________________
                                            Name:
                                            Title:

                                    EXHIBIT A

                           Prepayment Charge Schedule

                                (see attachment)

                                          EXHIBIT B

                       APPENDIX E OF THE STANDARD & POOR'S GLOSSARY FOR
                         FILE FORMAT FOR LEVELS(R)VERSION 5.6b REVISED

                                                                 REVISED February 07, 2005
APPENDIX E - STANDARD & POOR'S ANTI-PREDATORY LENDING CATEGORIZATION

Standard & Poor's  has  categorized  loans  governed  by  anti-predatory  lending  laws in the
Jurisdictions  listed below into three  categories  based upon a  combination  of factors that include (a) the risk  exposure  associated  with the assignee  liability and (b) the tests and thresholds  set forth in those  laws.  Note that  certain  loans  classified  by the  relevant statute as Covered are  included in Standard & Poor's  High Cost Loan  Category  because  they included  thresholds and tests that are typical of what is generally  considered  High Cost by the industry.

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

------------------------------------------------------------------------------------------------
    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------

Arkansas                     Arkansas Home Loan Protection Act,       High Cost Home Loan
                             Ark. Code Ann.ss.ss.23-53-101 et seq.

                             Effective July 16, 2003
---------------------------- ---------------------------------------- --------------------------
Cleveland Heights, OH        Ordinance No. 72-2003 (PSH), Mun. Code   Covered Loan
                           ss.ss.757.01 et seq.

                             Effective June 2, 2003
---------------------------- ---------------------------------------- --------------------------
Colorado                     Consumer Equity Protection, Colo.        Covered Loan
                             Stat. Ann.ss.ss.5-3.5-101 et seq.

                             Effective for covered loans offered or
                             entered into on or after January 1,
                             2003. Other provisions of the Act took
                             effect on June 7, 2002
---------------------------- ---------------------------------------- --------------------------
Connecticut                  Connecticut Abusive Home Loan Lending    High Cost Home Loan
                             Practices Act, Conn. Gen. Stat.ss.ss.
                             36a-746 et seq.

                             Effective October 1, 2001
---------------------------- ---------------------------------------- --------------------------
District of Columbia         Home Loan Protection Act, D.C. Codess.ss. Covered Loan
                             26-1151.01 et seq.

                             Effective for loans closed on or after
                             January 28, 2003
---------------------------- ---------------------------------------- --------------------------
Florida                      Fair Lending Act, Fla. Stat. Ann.ss.ss.   High Cost Home Loan
                             494.0078 et seq.

                             Effective October 2, 2002
---------------------------- ---------------------------------------- --------------------------
Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
Georgia as amended (Mar.     Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
7, 2003 - current)           Ann.ss.ss.7-6A-1 et seq.

                             Effective for loans closed on or after
                             March 7, 2003
---------------------------- ---------------------------------------- --------------------------
HOEPA Section 32             Home Ownership and Equity Protection     High Cost Loan
                             Act of 1994, 15 U.S.C.ss.1639, 12
                             C.F.R.ss.ss.226.32 and 226.34

                             Effective October 1, 1995, amendments
                             October 1, 2002
---------------------------- ---------------------------------------- --------------------------
Illinois                     High Risk Home Loan Act, Ill. Comp.      High Risk Home Loan
                             Stat. tit. 815,ss.ss.137/5 et seq.

                             Effective January 1, 2004 (prior to
                             this date, regulations under
                             Residential Mortgage License Act
                             effective from May 14, 2001)
---------------------------- ---------------------------------------- --------------------------
Indiana                      Indiana Home Loan Practices Act, Ind.    High Cost Home Loan
                             Code Ann.ss.ss.24-9-1-1 et seq.

                             Effective for loans originated on or
                             after January 1, 2005.
---------------------------- ---------------------------------------- --------------------------
Kansas                       Consumer Credit Code, Kan. Stat. Ann.    High Loan to Value
                           ss.ss.16a-1-101 et seq.                     Consumer Loan (id.ss.
                                                                      16a-3-207) and;
                             Sections 16a-1-301 and 16a-3-207
                             became effective April 14, 1999;
                             Section 16a-3-308a became effective
                             July 1, 1999
---------------------------- ---------------------------------------- --------------------------
                                                                      High APR Consumer Loan
                                                                      (id.ss.16a-3-308a)
---------------------------- ---------------------------------------- --------------------------
Kentucky                     2003 KY H.B. 287 - High Cost Home Loan   High Cost Home Loan
                             Act, Ky. Rev. Stat.ss.ss.360.100 et seq.

                             Effective June 24, 2003
---------------------------- ---------------------------------------- --------------------------
Maine                        Truth in Lending, Me. Rev. Stat. tit.    High Rate High Fee
                             9-A,ss.ss.8-101 et seq.                    Mortgage

                             Effective September 29, 1995 and as
                             amended from time to time
---------------------------- ---------------------------------------- --------------------------
Massachusetts                Part 40 and Part 32, 209 C.M.R.ss.ss.     High Cost Home Loan
                             32.00 et seq. and 209 C.M.R.ss.ss.40.01
                             et seq.

                             Effective March 22, 2001 and amended
                             from time to time
---------------------------- ---------------------------------------- --------------------------
                             Massachusetts Predatory Home Loan        High Cost Home Mortgage
                             Practices Act                            Loan
                             Mass. Gen. Laws ch. 183C,ss.ss.1 et seq.

                             Effective November 7, 2004
---------------------------- ---------------------------------------- --------------------------
Nevada                       Assembly Bill No. 284, Nev. Rev. Stat.   Home Loan
                           ss.ss.598D.010 et seq.

                             Effective October 1, 2003
---------------------------- ---------------------------------------- --------------------------
New Jersey                   New Jersey Home Ownership Security Act   High Cost Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.

                             Effective for loans closed on or after
                             November 27, 2003
---------------------------- ---------------------------------------- --------------------------
New Mexico                   Home Loan Protection Act, N.M. Rev.      High Cost Home Loan
                             Stat.ss.ss.58-21A-1 et seq.

                             Effective as of January 1, 2004;
                             Revised as of February 26, 2004
---------------------------- ---------------------------------------- --------------------------
New York                     N.Y. Banking Law Article 6-l             High Cost Home Loan

                             Effective for applications made on or
                             after April 1, 2003
---------------------------- ---------------------------------------- --------------------------
North Carolina               Restrictions and Limitations on High     High Cost Home Loan
                             Cost Home Loans, N.C. Gen. Stat.ss.ss.
                             24-1.1E et seq.

                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
---------------------------- ---------------------------------------- --------------------------
Ohio                         H.B. 386 (codified in various sections   Covered Loan
                             of the Ohio Code), Ohio Rev. Code Ann.
                             ss.ss.1349.25 et seq.

                             Effective May 24, 2002
---------------------------- ---------------------------------------- --------------------------
Oklahoma                     Consumer Credit Code (codified in        Subsection 10 Mortgage
                             various sections of Title 14A)

                             Effective July 1, 2000; amended
                             effective January 1, 2004
---------------------------- ---------------------------------------- --------------------------
South Carolina               South Carolina High Cost and Consumer    High Cost Home Loan
                             Home Loans Act, S.C. Code Ann.ss.ss.
                             37-23-10 et seq.

                             Effective for loans taken on or after
                             January 1, 2004
---------------------------- ---------------------------------------- --------------------------
West Virginia                West Virginia Residential Mortgage       West Virginia Mortgage
                             Lender, Broker and Servicer Act, W.      Loan Act Loan
                             Va. Code Ann.ss.ss.31-17-1 et seq.

                             Effective June 5, 2002
---------------------------- ---------------------------------------- --------------------------

STANDARD & POOR'S COVERED LOAN CATEGORIZATION

---------------------------- ---------------------------------------- --------------------------
    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------
Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Covered Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
New Jersey                   New Jersey Home Ownership Security Act   Covered Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.

                             Effective November 27, 2003 - July 5,
                             2004
---------------------------- ---------------------------------------- --------------------------

STANDARD & POOR'S HOME LOAN CATEGORIZATION

------------------------------------------------------------------------------------------------
    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------

Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Home Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
New Jersey                   New Jersey Home Ownership Security Act   Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.

                             Effective for loans closed on or after
                             November 27, 2003
---------------------------- ---------------------------------------- --------------------------
New Mexico                   Home Loan Protection Act, N.M. Rev.      Home Loan
                             Stat.ss.ss.58-21A-1 et seq.

                             Effective as of January 1, 2004;
                             Revised as of February 26, 2004
---------------------------- ---------------------------------------- --------------------------
North Carolina               Restrictions and Limitations on High     Consumer Home Loan
                             Cost Home Loans, N.C. Gen. Stat.ss.ss.
                             24-1.1E et seq.

                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
---------------------------- ---------------------------------------- --------------------------
South Carolina               South Carolina High Cost and Consumer    Consumer Home Loan
                             Home Loans Act, S.C. Code Ann.ss.ss.
                             37-23-10 et seq.

                             Effective for loans taken on or after
                             January 1, 2004
---------------------------- ---------------------------------------- --------------------------